American Century Municipal Trust

Prospectus Supplement

Tax-Free Money Market Fund ¡ Tax-Free Bond Fund
Long-Term Tax-Free Fund ¡High-Yield Municipal Fund

Supplement dated January 26, 2009 ¡ Prospectuses dated October 1, 2008

The following replaces the first two sentences of the section Redemption of Shares in Accounts Below Minimum in each prospectus.

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record.  Prior to doing so, we will notify you and give you 60 days to meet the minimum.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-64270   0901